UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of Material Definitive Agreement.

On August 9, 2021, Brainstorm Cell Therapeutics Inc. (the “Company”) entered into a Distribution Agreement by and between the Company and SVB Leerink LLC and Raymond James & Associates, Inc. (the “Agents”) to sell shares of its common stock, par value $0.00005 per share (the “Common Stock”), having an aggregate offering price of up to $100.0 million from time to time through an “at-the-market” equity offering program under which the Agents will act as our agent (the “New Distribution Agreement”). A copy of the New Distribution Agreement was filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3 (File No. 333-258640), filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2021. In connection with entering into the New Distribution Agreement, the Company terminated the Amended and Restated Distribution Agreement, dated as of September 25, 2020 (the “Old Distribution Agreement”), by and between the Company and the Agents.

The termination of the Old Distribution Agreement was effective on August 9, 2021. As previously reported, pursuant to the terms of the Old Distribution Agreement and the related prospectus supplement filed with the SEC on September 25, 2020, the Company could offer and sell shares of its Common Stock having an aggregate offering price of up to $45.0 million from time to time through the Agents. The Company is not subject to any termination penalties related to the termination of the Old Distribution Agreement. The Company sold 4,721,282 shares of its Common Stock for gross proceeds of approximately $29.1 million pursuant to the Old Distribution Agreement through the termination date of such agreement. The Company will not make any further sales of shares of its Common Stock under the Old Distribution Agreement and the related prospectus supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: August 13, 2021	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer